                                                                   Exhibit 23(f)





                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25, 1996 included in Alaska Airlines' Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Seattle, Washington
   May 28, 1996